MANNING & NAPIER FUND, INC.

(the “Fund”)

Core Bond Series (Class I and Z)

High Yield Bond Series (Class I and Z)

Unconstrained Bond Series (Class I)

(together, the “Series”)

Supplement dated July 31, 2024 to:

•	the Summary Prospectus for the Core Bond Series dated March 1, 2024;
•	the Summary Prospectus for the High Yield Bond Series dated March 1, 2024;
•	the Summary Prospectus for the Unconstrained Bond Series dated March 1, 2024, (together with the Summary Prospectuses for the Core Bond Series and the High Yield Bond Series, the “Summary Prospectuses”);
•	the Prospectus for the Series dated March 1, 2024;
•	the Statement of Additional Information for the Series dated March 1, 2024 (the “SAI”)

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectus and SAI.

The Board of Directors of the Fund approved reverse share splits of the issued and outstanding Class I and Z shares of the Core Bond Series, Class I and Z shares of the High Yield Bond Series and Class I shares of the Unconstrained Bond Series (each, the “Share Split”) to align net asset values (“NAVs”) per share. This is intended to reduce marketplace confusion and bring greater uniformity to the ratios of distributions to NAVs across the classes of the Series.

The Share Split is scheduled to occur after the close of business on September 6, 2024. If you own Class I or Z shares of the Core Bond Series, Class I or Z shares of the High Yield Bond Series or Class I shares of the Unconstrained Bond Series on September 5th, you will participate in the share split. Class I and Z shares of the Core Bond Series, Class I and Z shares of the High Yield Bond Series and Class I shares of the Unconstrained Bond Series will be offered, sold, and redeemed on a Share Split-adjusted basis beginning on the first business day following the Share Split. Your next account statement after the Share Split is completed will reflect the Share Split.

The below table provides the split ratio for each Share Split.

Name of Series	Share Split Ratio
Core Bond Series Class I	0.907366-for-1
Core Bond Series Class Z	0.910714-for-1
High Yield Bond Series Class I	0.805208-for-1
High Yield Bond Series Class Z	0.806250-for-1
Unconstrained Bond Series Class I	0.864249-for-1

A reverse split increases the price per share and proportionately reduces the number of shares outstanding for a fund. It operates the same way as a common stock reverse split and there will be no change in the aggregate dollar value of your investment as a result of the Share Split. You will continue to own the same percentage (by value) of the Core Bond Series, High Yield Bond Series and Unconstrained Bond Series immediately following the Share Split as you own immediately prior to the Share Split, as illustrated in the hypothetical examples below.

Hypothetical Example Using the Share Split Ratio Above
	Pre-Split			Post-Split
Name of Series	Num of Shares	NAV	Values of Shares	Num of Shares	NAV	Values of Shares
Core Bond Series Class I	100	$8.13	$813	90.737	$8.96	$813
Core Bond Series Class Z	100	$8.16	$816	91.071	$8.96	$816
High Yield Bond Series Class I	100	$7.73	$773	80.521	$9.60	$773
High Yield Bond Series Class Z	100	$7.74	$774	80.625	$9.60	$774
Unconstrained Bond Series Class I	100	$8.34	$834	86.425	$9.65	$834

The Share Split will not be a taxable event and will not impact the Series’ holdings or performance.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MN Supp 7.31.2024